UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 27, 2018

Avra, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-182130	36-4789798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Plaza Compostela 4D2, Av. John F Kennedy,

Ensanche Paraiso, Santo Domingo, Dominican Republic

 (Address of principal executive offices)

1-855-290-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 –Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)    Previous Independent Registered Public Accounting Firm

(i)   On February 27, 2018, Avra, Inc. (the “Company”) dismissed GBH CPA”S PC as its independent registered public accounting firm.

(ii)  GBH CPA”S PC’s report on the Company’s financial statements for the fiscal years ended January 31, 2017 and January 31, 2016 contained an opinion on the uncertainty of the Company to continue as a going concern because of the Company’s need to raise additional working capital to service its debt and for its planned activity.

(iii) Other than as disclosed in Item 4.01(a)(ii) GBH CPA”S PC’s report on the financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, disclaimer of opinion, modification, or qualification in accordance with 304(a)(1)(ii) of Regulation S-K.

(iv) The Company’s Board of Directors approved the decision to change its independent registered public accounting firm.

(v)  During the fiscal years ended January 31, 2017 and January 31, 2016, and the subsequent interim periods and further through the date of dismissal of, there have been no disagreements with GBH CPA”S PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report on the Company’s financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

(vi)  During the fiscal years ended January 31, 2017 and January 31, 2016, and further through the date of dismissal of GBH CPA”S PC , GBH CPA”S PC  did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vii) The Company Dismissed GBH CPA”S PC as a decision by Management

(b)        Engagement of New Independent Registered Public Accounting Firm

On February 27, 2018 the Company engaged (“BF Borgers CPA, PC) as our new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending January 31, 2018. During the past two fiscal years and the subsequent interim periods preceding the engagement, the Company did not consult with  BF Borgers CPA, PC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BF Borgers CPA, PC concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

 Additionally, the Company is pursuing an Exhibit 16.1 from the Company’s previous auditors but has yet to receive it.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Avra, Inc.

a Nevada Corporation

By: /s/ Steve Sheppard

President and CEO

Dated:  April 13, 2018